Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, James B. DeBello, Chief Executive Officer of Mitek Systems, Inc. (the "Registrant"), do hereby certify pursuant to Rule 13a of the Securities and Exchange Act of 1934, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

(1)
the Registrant's Quarterly Report on Form 10-Q of the Registrant for the period ended March 31, 2010 (the "Report"), to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a)  of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 17, 2010	/s/ James B. DeBello
James B. DeBello Chief Executive Officer